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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 24, 2003


                                 IMMUNOGEN, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


  MASSACHUSETTS                    0-17999                      04-2726691
-------------------------------------------------------------------------------
(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


                     128 SIDNEY STREET, CAMBRIDGE, MA 02139
                --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 995-2500
       ------------------------------------------------------------------


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ITEM 5. OTHER EVENTS

On January 24, 2003, ImmunoGen, Inc. announced that the Company has regained the development and commercialization rights for cantuzumab mertansine (huC242-DM1) from GlaxoSmithKline plc. The press release announcing this event is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits

                   EXHIBIT NO.          EXHIBIT
                   -----------          -------

                      99.1              The Registrant's Press Release dated
                                        January 24, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             IMMUNOGEN, INC.
                                             ----------------
                                             (Registrant)

Date: JANUARY 24, 2003                       /s/ GREGG D. BELOFF
                                             -------------------
                                             Gregg D. Beloff
                                             Chief Financial Officer and
                                               Vice President, Finance


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                                  EXHIBIT INDEX

                   EXHIBIT NO.          EXHIBIT
                   -----------          -------

                      99.1              The Registrant's Press Release dated
                                        January 24, 2003.